Filed pursuant to 497(e)
File Nos. 002-80751 and 811-03618

BRIGHTHOUSE FUNDS TRUST II

SUPPLEMENT DATED JANUARY 24, 2020

TO THE

PROSPECTUS DATED APRIL 29, 2019, AS SUPPLEMENTED

MFS® TOTAL RETURN PORTFOLIO

Alexander Mackey and Henry Peabody serve as portfolio managers of the MFS® Total Return Portfolio (the “Portfolio”), a series of Brighthouse Funds Trust II. The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. The Portfolio is managed by a team led by Brooks Taylor, Investment Officer of MFS, who has been a manager of the Portfolio since 2004. Other members of the team are Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), Johnathan Munko (since December 2019), Alexander Mackey (since December 2019), and Henry Peabody (since December 2019), each an Investment Officer of MFS.

Effective on or about December 31, 2020, it is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio.

In the section entitled “Additional Information About Management – The Subadviser,” the fifth and sixth paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of portfolio managers, headed by Brooks Taylor, an Investment Officer of MFS, who has been a manager of the Portfolio since 2004. The team is comprised of Steven Gorham (since 2002), Joshua Marston (since 2008), Jonathan Sage (since 2013), Robert Persons (since 2017), Johnathan Munko (since December 2019), Alexander Mackey (since December 2019), and Henry Peabody (since December 2019), each an Investment Officer of MFS. Effective on or about December 31, 2020, it is expected that Mr. Taylor and Mr. Sage will no longer serve as portfolio managers of the Portfolio.

Mr. Taylor is the lead manager of the Portfolio. He has been employed in the investment area of MFS since 1996. Mr. Gorham, Mr. Munko and Mr. Sage are responsible for the Equity Securities portion of the Portfolio along with Mr. Taylor. Mr. Gorham has been employed in the investment area of MFS since 1992; Mr. Munko, since 2010; and Mr. Sage, since 2000. Mr. Mackey, Mr. Marston, Mr. Peabody and Mr. Persons are responsible for the Debt Instruments portion of the Portfolio. Mr. Mackey has been employed in the investment area of MFS since 2001; Mr. Marston, since 1999; Mr. Peabody, since July 2019; and Mr. Persons, since 2000. Previously, Mr. Peabody was Vice President/Portfolio Manager at Eaton Vance from 2014 to June 2019.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE